Brinson Money Market Fund - Semi-Annual N-SAR
	Exhibit 77Q1	(a)


CERTIFICATE OF CORRECTION

TO

ARTICLES OF AMENDMENT

OF

PAINEWEBBER MASTER SERIES, INC.


	PAINEWEBBER MASTER SERIES, INC., a Maryland corporation, having its principal office in Maryland in the City of Baltimore, Maryland
(the "Corporation"), hereby certifies:

	FIRST:

	On May 14, 2001, the Corporation filed Articles of Amendment to its Restatement of Articles of Incorporation.

	SECOND:

	Subsequently, the Corporation determined that there were typographical errors relating to the name changes set forth in the Articles of Amendment filed on May 14, 2001.

	THIRD:

	Accordingly, the Corporation's Articles of Amendment are hereby corrected in the following manner:

The reference to "UBS PaineWebber Master Series, Inc." in the second full paragraph of the Corporation's Articles of Amendment is replaced by "Brinson Master Series, Inc."

The references to "PaineWebber Master Series, Inc." in the third and fourth full paragraphs of the Corporation's Articles of Amendment are replaced by "PaineWebber Money Market Fund."

The references to "UBS PaineWebber Master Series, Inc." in the third and fourth full paragraphs of the Corporation's Articles of Amendment are replaced by "Brinson Money Market Fund."




IN WITNESS WHEREOF, PaineWebber Master Series, Inc., has caused these presents to be signed in its name on its behalf by its Vice President and Secretary and its corporate seal to be hereunto affixed and attested to by its Assistant Secretary on this 18th day of May, 2001.
PaineWebber Master Series, Inc.

By:	/s/ Amy R. Doberman
Amy R. Doberman
Vice President and Secretary
PaineWebber Master Series, Inc.
Attest:

/s/ Cristina Paradiso
Cristina Paradiso
Assistant Secretary
PaineWebber Master Series, Inc.


THE UNDERSIGNED, Vice President and Secretary of PaineWebber Master Series, Inc., who executed on behalf of said Corporation the foregoing Certificate of Correction, of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Certificate of Correction to be the corporate act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

							/s/ Amy R. Doberman
							Amy R. Doberman
							Vice President and Secretary
							PaineWebber Master Series, Inc.


Brinson Money Market Fund - Semi-Annual N-SAR
Exhibit 77Q1	(a)

ARTICLES OF AMENDMENT
TO THE
RESTATEMENT OF ARTICLES OF INCORPORATION
OF
PAINEWEBBER MASTER SERIES, INC.

	PaineWebber Master Series, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (the "Corporation"), desiring to change its name to UBS PaineWebber Master Series, Inc., hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:
	Article SECOND of the Restatement of Articles of Incorporation of the Corporation is amended by striking "PaineWebber Master
Series, Inc." and substituting therefor "UBS PaineWebber Master
Series, Inc."

SECOND:
	Section 6.1 of Article SIXTH of the Restatement of Articles of Incorporation of the Corporation is amended by striking "PaineWebber Master Series, Inc." and substituting therefor "UBS PaineWebber
Master Series, Inc."

THIRD:
	Section 6.8 of Article SIXTH of the Restatement of Articles of Incorporation of the Corporation is amended by striking each reference to "PaineWebber Master Series, Inc." and substituting therefor "UBS PaineWebber Master Series, Inc."

FOURTH:
	These amendments were approved by the Corporation's Board of Directors on May 9, 2001.
IN WITNESS WHEREOF, PaineWebber Master Series, Inc., has caused these presents to be signed in its name on its behalf by its Vice President and Secretary and its corporate seal to be hereunto affixed and attested to by its Assistant Secretary on this 9th day of May, 2001.
PaineWebber Master Series, Inc.

By:	/s/ Amy R. Doberman
Amy R. Doberman
Vice President and Secretary
PaineWebber Master Series, Inc.
Attest:

/s/ Cristina Paradiso
Cristina Paradiso
Assistant Secretary
PaineWebber Master Series, Inc.


THE UNDERSIGNED, Vice President and Secretary of PaineWebber
Master Series, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

						/s/ Amy R. Doberman
						Amy R. Doberman
						Vice President and Secretary
						PaineWebber Master Series, Inc.